                                                                  Exhibit (q)(3)


                       DIRECTOR/TRUSTEE POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

        The undersigned, as a director and trustee of the below listed open-end investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940 with the Securities and Exchange
Commission:

                                                              1933 Act         1940 Act
                                                             Reg. Number      Reg. Number
                                                             -----------      -----------
RiverSource Bond Series, Inc.                                  2-72174         811-3178
RiverSource California Tax-Exempt Trust                        33-5103         811-4646
RiverSource Dimensions Series, Inc.                            2-28529         811-1629
RiverSource Diversified Income Series, Inc.                    2-51586         811-2503
RiverSource Equity Series, Inc.                                2-13188         811-772
RiverSource Global Series, Inc.                                33-25824        811-5696
RiverSource Government Income Series, Inc.                     2-96512         811-4260
RiverSource High Yield Income Series, Inc.                     2-86637         811-3848
RiverSource Income Series, Inc.                                2-10700         811-499
RiverSource International Managers Series, Inc.                333-64010       811-10427
RiverSource International Series, Inc.                         2-92309         811-4075
RiverSource Investment Series, Inc.                            2-11328         811-54
RiverSource Large Cap Series, Inc.                             2-38355         811-2111
RiverSource Managers Series, Inc.                              333-57852       811-10321
RiverSource Market Advantage Series, Inc.                      33-30770        811-5897
RiverSource Money Market Series, Inc.                          2-54516         811-2591
RiverSource Retirement Series Trust                            333-131683      811-21852
RiverSource Sector Series, Inc.                                33-20872        811-5522
RiverSource Selected Series, Inc.                              2-93745         811-4132
RiverSource Short Term Investments Series, Inc.                                811-21914
RiverSource Special Tax-Exempt Series Trust                    33-5102         811-4647
RiverSource Strategic Allocation Series, Inc.                  2-93801         811-4133
RiverSource Strategy Series, Inc.                              2-89288         811-3956
RiverSource Tax-Exempt Series, Inc.                            2-57328         811-2686
RiverSource Tax-Exempt Income Series, Inc.                     2-63552         811-2901
RiverSource Tax-Exempt Money Market Series, Inc.               2-66868         811-3003
RiverSource Variable Portfolio-Income Series, Inc.             2-73113         811-3219
RiverSource Variable Portfolio-Investment Series, Inc.         2-73115         811-3218
RiverSource Variable Portfolio-Managed Series, Inc.            2-96367         811-4252
RiverSource Variable Portfolio-Managers Series, Inc.           333-61346       811-10383
RiverSource Variable Portfolio-Money Market Series, Inc.       2-72584         811-3190
RiverSource Variable Portfolio-Select Series, Inc.             333-113780      811-21534

hereby constitutes and appoints Steven R. Lewis, Jr., any other member of the Boards who is not an interested person of the investment manager, and Scott R. Plummer or any one of these persons individually as her attorney-in-fact and agent to file and sign for her in her name, place and stead any and all further amendments to said registration statements with all exhibits and other documents thereto pursuant to said Acts and any rules and regulations thereunder and grants them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.


         Dated the 18th day of July, 2007


/s/ Pamela G. Carlton
-----------------------------
Pamela G. Carlton